SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2005

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A (Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

On January 12, 2005, Moog Inc. held its annual shareholders meeting. A copy of the prepared remarks is included as exhibit 99.1 of this report.

Item 9.01 Financial Statements and Exhibits.

(c)        Exhibits.

            99.1     Prepared annual meeting remarks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 12, 2005	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Controller

EXHIBIT INDEX

Exhibit                     Description

99.1                          Prepared annual meeting remarks.